The DMS Funds

Supplement dated August 20, 2015

to the

Prospectus dated January 12, 2015 (the “Prospectus”)

DMS NASDAQ India Midcap Index Fund (the “Fund”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.

Effective immediately, on page 4 of the Prospectus, the section entitled “Annual Fund Operating Expenses” is hereby replaced in its entirety with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):	Class I Shares
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	52.37%
Total annual Fund operating expenses	53.12%
Less: Fee Waiver and Expense Reimbursement (1)	52.16%
Net annual Fund operating expenses	0.96%

1

DMS Advisors, Inc., the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that the ordinary annual operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 0.96% for the Class I Shares of the Fund’s average daily net assets until August 31, 2025, or such time as the Fund has achieved a total net asset value of $50,000,000.  In the event the Fund has achieved a total net asset value of $50,000,000, the Adviser has contractually agreed to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that the ordinary annual operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.50% for the Class I Shares of the Fund’s average daily net assets until August 31, 2025.  After August 31, 2025 the Board of Trustees and the Adviser will determine the appropriate expense limitation for the Fund.This arrangement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding voting securities.  The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that the reimbursement is made only for fees and expenses payable within three years of the end of the fiscal year in which such expenses were incurred.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund’s shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses you would incur over various periods if you invest $10,000 in the Fund’s shares.  The example assumes that the Fund’s shares provide a return of 5% a year and that the Fund’s operating expenses remain as stated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	YEAR 1	YEAR 3	YEAR 5	YEAR 10
Class I Shares	$98	$306	$531	$1,178

2.

Effective May 29, 2015, the Board of Trustees of The DMS Funds amended the Declaration of Trust of The DMS Funds to be consistent with the Prospectus with respect to voting by shareholders.  Each of the Declaration of Trust of The DMS Funds and the Prospectus now state that, in any matter to be voted on by the shareholders, each shareholder shall be entitled to cast one vote for each share of the Fund registered in such person's name, and a fractional vote for any fraction of a share.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE